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                                    EXHIBIT 7

                             JOINT FILING STATEMENT

         We, the undersigned, hereby express our agreement that the attached
Schedule 13D is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Dated May 6, 2004

                                          TOUCAN CAPITAL FUND II, L.P.


                                          BY:  /s/ Linda Powers
                                               ---------------------------------
                                          NAME: Linda Powers
                                                --------------------------------
                                          TITLE: Managing Director
                                                 -------------------------------

                                          TOUCAN GENERAL II, LLC


                                          BY:  /s/ Linda Powers
                                              ----------------------------------
                                          NAME: Linda Powers
                                                --------------------------------
                                          TITLE: Managing Member
                                                 -------------------------------

                                          TOUCAN MANAGEMENT, LLC


                                          BY:  /s/ Linda Powers
                                              ----------------------------------
                                          NAME: Linda Powers
                                                --------------------------------
                                          TITLE: Managing Member
                                                 -------------------------------


                                          /s/ Linda Powers
                                          --------------------------------------
                                          LINDA POWERS


                                          /s/ Robert Hemphill, Jr.
                                          --------------------------------------
                                          ROBERT HEMPHILL, JR.


                                          /s/ Bruce Robertson, Ph.D.
                                          --------------------------------------
                                          BRUCE ROBERTSON, PH.D.